SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 26, 2002               By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      July 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00   132,151,967.95    4,783,062.50       254,392.54    5,037,455.04    0.00      0.00      127,368,905.45
A_2     200,500,000.00   157,060,476.12    9,116,592.52       293,179.56    9,409,772.08    0.00      0.00      147,943,883.60
A_R             100.00             0.00            0.00             0.00            0.00    0.00      0.00                0.00
M_1      50,000,000.00    50,000,000.00            0.00       135,000.00      135,000.00    0.00      0.00       50,000,000.00
M_2      33,750,000.00    33,750,000.00            0.00       108,000.00      108,000.00    0.00      0.00       33,750,000.00
B        26,750,000.00    26,750,000.00            0.00       119,037.50      119,037.50    0.00      0.00       26,750,000.00
P               100.00           100.00            0.00       107,334.13      107,334.13    0.00      0.00              100.00
TOTALS  465,000,200.00   399,712,544.07   13,899,655.02     1,016,943.73   14,916,598.75    0.00      0.00      385,812,889.05

A_IO    195,300,000.00   123,000,000.00            0.00       717,500.00      717,500.00    0.00      0.00      114,000,000.00
X_1               0.00             0.00            0.00            13.02           13.02    0.00      0.00                0.00
X_2               0.00             0.00            0.00             0.00            0.00    0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4     858.12966201   31.05884740        1.65189961        32.71074701       827.07081461      A_1     2.310000 %
A_2    22540VNL2     783.34402055   45.46928938        1.46224219        46.93153157       737.87473117      A_2     2.240000 %
A_R    22540VNN8       0.00000000    0.00000000        0.00000000         0.00000000         0.00000000      A_R     9.040600 %
M_1    22540VNP3   1,000.00000000    0.00000000        2.70000000         2.70000000     1,000.00000000      M_1     3.240000 %
M_2    22540VNQ1   1,000.00000000    0.00000000        3.20000000         3.20000000     1,000.00000000      M_2     3.840000 %
B      22540VNR9   1,000.00000000    0.00000000        4.45000000         4.45000000     1,000.00000000      B       5.340000 %
P      22540VNS7   1,000.00000000    0.00000000  ################   ################     1,000.00000000      P       9.886011 %
TOTALS               859.59649925   29.89171837        2.18697482        32.07869319       829.70478088

A_IO   22540VNM0     629.80030722    0.00000000        3.67383513         3.67383513       583.71735791      A_IO    7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                July 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                               122,514.79
                 Group 2 Scheduled Principal                                               142,544.02

                 Principal Prepayments
                 Group 1 Principal Prepayments                                           3,580,217.31
                 Group 2 Principal Prepayments                                           7,616,653.67

                 Curtailments
                 Group 1 Curtailments                                                       74,861.73
                 Group 2 Curtailments                                                       93,668.52

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                               312.88
                 Group 2 Curtailment Adjustments                                               433.14

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                                 -10.85
                 Group 2 Principal Adjustments                                                   1.98

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                             40,610.71

                 Gross Interest
                 Group 1 Gross Interest                                                  1,922,151.16
                 Group 2  Gross Interest                                                 2,351,647.87

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                  182,253,130.62
                 Group 2 Beginning Collateral Balance                                  226,759,417.45

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                     177,984,270.09
                 Group 2 Ending Collateral Balance                                     216,499,319.74

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                   75,938.80
                 Additional Servicing Fee - Prepayment Period                                  172.24
                 Group2 Servicing Fee - Collection Period                                   94,483.09
                 Additional Servicing Fee - Prepayment Period                                  170.28

Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                                41,615.27
                 Group2 Prepayment Penalties                                                65,718.04

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            July 25, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          56             1,919,683.56            1.08 %
                2 Month          22               688,556.55            0.39 %
                3 Month          35             1,137,385.57            0.64 %
                Total           113             3,745,625.68            2.11 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          52             2,755,188.37            1.27 %
                2 Month          28             2,537,243.10            1.17 %
                3 Month          41             2,525,767.41            1.17 %
                Total           121             7,818,198.88            3.61 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         108              4,674,871.93           1.19 %
                2 Month          50              3,225,799.65           0.82 %
                3 Month          76              3,663,152.98           0.93 %
                Total           234             11,563,824.56           2.94 %

                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy (Including Current)

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                49              1,426,283.24            0.80 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                28              1,548,814.37            0.72 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                77              2,975,097.61            0.75 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                2               171,656.14              0.10 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                1               27,916.51               0.01 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                3               199,572.65              0.05 %


Sec. 4.06(a(x)  REO Loans - Loan Level


Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans


                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            July 25, 2002

Sec. 4.06(xii)  Realized Losses
                Realized Losses - Group I                                                         490,964.67
                Realized Losses - Group II                                                      2,366,185.67

Sec. 4.06(xii)  Cumulative Realized Losses
                Cumulative Realized Losses - Group I                                              890,430.05
                Cumulative Realized Losses - Group II                                           3,841,174.71

Sec. 4.06(xiii) Rolling Three Month Delinquency Rate                                              2.572047 %

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account                                                0.00
                Capitalized Interest Requirement                                                        0.00

Sec. 4.06(xv)   Amount of Insured Payment                                                               0.00

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    28,792.80
                (2)                                                                                29,425.40
                (3)                                                                                32,755.52
                (4)                                                                                18,752.68
                (5)                                                                                17,387.86
                (6)                                                                                   600.04
                (7)                                                                                   600.04
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    72,078.56
                (2)                                                                                83,649.50
                (3)                                                                                76,991.82
                (4)                                                                                75,376.21
                (5)                                                                                54,241.01
                (6)                                                                                14,425.16
                (7)                                                                                14,425.16
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

                Prepayment Interest Shortfall Allocated to Class A-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class A-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class B                                      0.00
                Prepayment Interest Shortfall Allocated to Class A-IO                                   0.00
                Prepayment Interest Shortfall Allocated to Class M-1                                    0.00
                Prepayment Interest Shortfall Allocated to Class R                                      0.00
                Prepayment Interest Shortfall Allocated to Class M-2                                    0.00
                Prepayment Interest Shortfall Allocated to Class P                                      0.00
                Total Prepayment Interest Shortfall Allocated                                           0.00


Sec. 4.06(v)    Fees - Group 1
                Servicing Fee                                                                      75,938.80
                Trustee Fee                                                                           835.33
                Loss Mitigation Fee                                                                 2,657.86

                Fees - Group 2
                Servicing Fee                                                                      94,483.09
                Trustee Fee                                                                         1,039.31
                Loss Mitigation Fee                                                                 3,306.91

                Certificate Insurer Premium                                                        14,397.21

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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